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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               AUGUST 21, 1995

                            TUSCARORA INCORPORATED
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                    0-17051                 25-1119372
----------------------------           ------------         --------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         800 FIFTH AVENUE, NEW BRIGHTON, PENNSYLVANIA             15066
         --------------------------------------------          ----------
           (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code:   (412) 843-8200
                                                            --------------

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Item 5.         Other Events.
                ------------
                Attached as Exhibit 99 is a description of the registrant's Common Stock, without par value, containing the information required by Item 202 of Regulation S-K. This description updates and replaces the description of the registrant's Common Stock contained in the registrant's current report on Form 8-K dated August 26, 1991 and filed September 4, 1991.


Item 7.         Financial Statements, Pro Forma Financial Information
                -----------------------------------------------------
                and Exhibits.
                ------------
               (c)  Exhibits
                    --------
                    The following exhibit is filed as a part of this current report:

Exhibit No.                                 Document
-----------                                 --------
   99                     Description of Common Stock, without par value, of
                          Tuscarora Incorporated

                                  SIGNATURES
                                  ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TUSCARORA INCORPORATED
                                                     (Registrant)


                                                By /s/ BRIAN C. MULLINS
                                                   ----------------------
                                                   Brian C. Mullins
                                                   Vice President and Treasurer


Date:  August 21, 1995

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                            TUSCARORA INCORPORATED

                                   FORM 8-K

                       Date of Report:  August 21, 1995

                                Exhibit Index
                                -------------

               The exhibit listed below is filed with this current report on Form 8-K.

Exhibit
  No.                                             Document
-------                              ------------------------------------
  99                                 Description of Common Stock, without
                                     par value, of Tuscarora Incorporated

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